THE PREFERRED GROUP OF MUTUAL FUNDS

                                Index to Exhibits



EXHIBIT NO.                                    DESCRIPTION

 5(f)                                          Form of Management Contract
                                               between the Trust and the
                                               Manager with respect to the
                                               Fixed Income Fund.

 5(n)                                          Form of Subadviser Agreement
                                               between the Manager and
                                               Morgan with respect to the
                                               Fixed Income Fund.

5(o)                                           Form of Subadviser Agreement
                                               between the Manager and
                                               Morgan with respect to the
                                               Short-Term Government Securities
                                               Fund.

11                                             Consent of Price
                                               Waterhouse.

17(a).                                         Financial Data
                                               Schedule for the
                                               Preferred Growth
                                               Fund.

17(b).                                         Financial Data
                                               Schedule for the
                                               Preferred Value
                                               Fund.

17(c).                                         Financial Data
                                               Schedule for the
                                               Preferred
                                               International Fund.

17(d).                                         Financial Data
                                               Schedule for the
                                               Preferred Small Cap
                                               Fund.

17(e).                                         Financial Data
                                               Schedule for the
                                               Preferred Asset
                                               Allocation Fund.



17(f).                                         Financial Data
                                               Schedule for the
                                               Preferred Fixed
                                               Income Fund.


17(g).                                         Financial Data
                                               Schedule for the
                                               Preferred Short-
                                               Term Government
                                               Securities Fund.


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17(h).                                         Financial Data
                                               Schedule for the
                                               Preferred Money
                                               Market Fund.

18.                                            Powers of Attorney.


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